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                                                                    EXHIBIT 23.4


                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 17, 1995 incorporated by reference in Victoria Bankshares, Inc.'s
Form 10-K/A for the year ended December 31, 1994, and to all references to our firm included in this Registration Statement.


                                                   /s/ Arthur Andersen LLP


Houston, Texas
February 15, 1996